UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2007 (May 24, 2007)

Voyant International Corporation
(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

530 Lytton Ave. 2nd Floor Palo Alto, CA 94301
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01.

Other Events.

On May 24, 2007, Voyant International Corporation (the “Company” or “we”) will be mailing information about its annual meeting to its shareholders (the “Annual Meeting Materials”). The Annual Meeting Materials comprise a letter from the Chief Executive Officer, a notice of the meeting and meeting information statement, a proxy card and a copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 (the “Annual Report”).  Copies of the letter from the Chief Executive Officer, the notice of the meeting and meeting information statement, and the proxy card are furnished as Exhibits 99.1 to 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The Company’s Annual Report was previously filed with the SEC on April 2, 2007.

The information furnished pursuant to Item 7.01, including Exhibit 99.1 to 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Document

99.1	Letter from the Chief Executive Officer and Notice of Annual Meeting and Meeting Information Statement
99.2	Form of Proxy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYANT INTERNATIONAL CORPORATION

Dated: May 24, 2007	By:	/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer

Exhibit Index
Exhibit No.	Document

99.1	Letter from the Chief Executive Officer and Notice of Annual Meeting and Meeting Information Statement
99.2	Form of Proxy